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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 9, 2004
(Date of earliest event reported)

Commission File No. 333-105940

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                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

 201 North Tryon Street, Charlotte, North Carolina               28255
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     Address of principal executive offices                    (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   Other Events
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          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
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          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
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       (99)                             Collateral Term Sheets prepared by Banc
                                        of America Securities LLC in connection
                                        with Banc of America Alternative Loan
                                        Trust 2004-3, Mortgage Pass-Through
                                        Certificates, Series 2004-3

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANC OF AMERICA MORTGAGE SECURITIES,
                                        INC.

March 9, 2004

                                        By:   /s/ Judy Lowman
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                                              Judy Lowman
                                              Vice President

                                INDEX TO EXHIBITS
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                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
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   (99)             Collateral Term Sheets prepared by                  E
                    Banc of America Securities LLC in
                    connection with Banc of America
                    Alternative Loan Trust 2004-3,
                    Mortgage Pass-Through Certificates,
                    Series 2004-3